[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
"We invented the mutual fund"(SM)


               MFS(R) GOVERNMENT MORTGAGE FUND
               SEMIANNUAL REPORT o JANUARY 31, 1998

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
A Discussion with the Portfolio Manager ...................................  4
Fund Facts ................................................................  8
Performance Summary .......................................................  8
Portfolio Concentration ...................................................  9
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 12
Notes to Financial Statements ............................................. 19
Trustees and Officers ..................................................... 25

   HIGHLIGHTS

   o FOR THE SIX MONTHS ENDED JANUARY 31, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 3.75%, CLASS B SHARES 3.45%, AND CLASS I SHARES 3.75%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE FUND PERFORMED ABOUT AS WE EXPECTED AS WE SOUGHT TO PROVIDE A FAIRLY STABLE INVESTMENT VERSUS CASH, AS WELL AS AN ENHANCED YIELD.

   o WHILE REFINANCINGS HAVE HELPED CREATE SOME PREPAYMENT RISK IN THE MORTGAGE MARKET, THE FUND HAS TENDED TO AVOID NEW-ISSUE, 7 1/2% TO 8% COUPONS THAT ARE MORE LIKELY TO BE REFINANCED IN THE NEAR TERM.

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                 NO BANK GUARANTEE
--------------------------------------------------------------------------------

[Photo of A. Keith Brodkin]        MFS Mourns Chairman's Passing
   A. Keith Brodkin                It is with deep regret that we inform you
                                   of the death on February 2, 1998, of A. Keith
                                   Brodkin, Chairman and Chief Executive Officer of MFS Investment Management(SM). Mr. Brodkin joined MFS in 1970 and made enormous contributions to the organization, including helping to build the firm's investment staff, which will continue to manage all of the MFS investment portfolios. His leadership, friendship, and wise counsel will be sorely missed.

                                                   more on Mr. Brodkin on page 3

LETTER FROM THE CHAIRMAN

Dear Shareholders:
Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has -- for the most part -- been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Based on preliminary data, the U.S. economy grew at a 4.3% annual rate in the fourth quarter of 1997, up from 3.1% in the third quarter. For all of 1997, the economy grew by 3.8% (adjusted for inflation), the fastest pace since 1988. While U.S. economic growth continues to be impressive, events in the Pacific Rim will somewhat offset that and, therefore, markets are likely to continue to focus on Federal Reserve Board (Fed) activity.

The U.S. government bond market has benefited from the deflationary events in Asia, while the high-yield and emerging-debt markets have come under some pressure. Inflation remains under control, and the Fed will most likely continue to take a wait-and-see attitude toward raising interest rates. As a result, our near-term outlook for high-grade markets is neutral to moderately positive. At the same time, high-yield markets, having gone through a correction, could offer reasonable value but require careful selection. Overall, fixed-income markets appear to be reasonably valued.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management

February 17, 1998

   JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD IN 1993. MR. SHAMES WAS APPOINTED CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                          MFS INVESTMENT MANAGEMENT

   On February 2, 1998, Keith Brodkin, a friend and leader to everyone at MFS, died unexpectedly at age 62. His thoughtful letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

   Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

   Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $70 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

   Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

   His leadership, friendship, and wise counsel will be sorely missed.

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of D. Richard Smith]
     D. Richard Smith

For the six months ended January 31, 1998, Class A shares of the Fund provided a total return of 3.75%, Class B shares 3.45%, and Class I shares 3.75%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 4.40% return for the Lehman Brothers Government National Mortgage Association (GNMA) Index, an unmanaged index of GNMA issues with more than $50 million outstanding.

Q. COULD YOU DISCUSS SOME OF THE REASONS FOR THE FUND'S PERFORMANCE RELATIVE TO ITS BENCHMARK OVER THE PAST SIX MONTHS?

A. The Fund performed about as we expected. We think many of the investors in this Fund are looking for a fairly stable investment versus cash, as well as an enhanced yield. That's what mortgage assets tend to bring. They tend to have a sensitivity in the marketplace comparable to that of a three- to five-year U.S. Treasury security, and we add about 1.0% of yield to that.

Q. HOW ARE YOU MANAGING THE FUND SINCE TAKING OVER AS PORTFOLIO MANAGER ON JANUARY 2, 1998?

A. We follow a fairly structured, risk-management approach to managing the Fund. We start by breaking risk factors into three categories. The first is based on our fundamental outlook for the overall economy. The second is value orientation, by which we focus on how the asset class is trading compared to how it has traded in the past. The third is the technical environment. Technicals focus on market trends as well as on the impact of special situations and issuance.

   Right now, we feel pretty good about the economy. We think growth is okay, and we expect inflation to remain low, which should be a positive influence on portfolio returns. We're also seeing some pretty good values in the mortgage market. Current-coupon bonds, which are GNMA 6 1/2% coupons, yield approximately 6.65%, or 110 basis points (1.10%) more than comparable-maturity Treasuries. We think that's one of the best values we've seen in these securities over the past three to five years. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) From a technical perspective, the market is a little soft now because of heavy new supply, but we think the demand for mortgages will strengthen over the course of the year.

Q.  HOW WOULD YOU DESCRIBE THE FIXED-INCOME ENVIRONMENT IN RECENT MONTHS?

A. It's been much better than expected over the past six months, even the past year. Yields have continued to come down, and returns of bond portfolios have exceeded the coupon yield of the underlying securities. Bond mutual funds showed substantial price returns last year, as did mortgages, which returned one to two percentage points more than the Fund's coupon interest income.

   Growth should remain moderate, and we think inflation will remain muted. The big thing to watch for will be labor costs in an environment of lower-priced imported goods. The dollar seems to be more stable now, and -- one of the great stories for the fixed-income markets -- the federal budget deficit is low and will probably lead to a surplus. That means the government will issue fewer bonds, which means a smaller overall supply, and that's also a positive for the fixed-income markets.

Q.  MORE SPECIFICALLY, WHAT ABOUT THE MORTGAGE MARKET?

A. We still think the mortgage market is a good value. In 1997, mortgages were the best-performing asset class among high-grade bonds. On a duration-adjusted basis, they outperformed Treasuries by 110 basis points (1.10%). They also outperformed both corporate and asset-backed bonds. We think we will continue to have good risk-adjusted returns versus both shorter-maturity Treasuries and cash.

Q. HAS THE TURMOIL IN ASIAN MARKETS AFFECTED THE U.S. MORTGAGE MARKET IN ANY WAY, PERHAPS BY ATTRACTING FOREIGN MONEY HERE?

A. At the peak of the crisis, we saw a lot of foreign money coming into the U.S. market, not for its value, but more for its reputation as a safe haven. The United States was seen as a much more stable place to be, so people were willing to accept a lower yield on their securities just to get the comfort that the U.S market created versus other foreign investments. We think the Asian problem is now past its worst point, and we would not look for the substantial flows coming in that we saw over the past year. So we wouldn't look for Asia to be as much of a factor as we move further into 1998.

Q. WHAT ABOUT THE MORTGAGE PREPAYMENT SITUATION? IS THERE STILL SOME RISK THERE, AND HOW IS THE FUND DEALING WITH IT?

A. We think there will be some prepayment risk during the first few months of the year. We've tended to avoid those new-issue 7 1/2% to 8% coupons that are more likely to be refinanced in the near term. (Mortgage-backed securities are subject to prepayment risk as homeowners pay their mortgages early by refinancing them at lower rates. Prepayment results in a loss of anticipated interest. These risks may increase share price volatility.) The market adjusted pretty quickly to these fears and may have even overestimated the amount of prepayments. There were big refinancing waves in both 1993 and 1996, so most people who could have refinanced have probably already done it. Today's refinancings are coming from people who were in adjustable-rate mortgages that floated at two percentage points over three-month Treasury bills and who are converting to fixed-rate mortgages at lower rates. On the fixed-rate side, which is what we manage, we expect more refinancings for a few months, but we don't expect to get into a situation in which we can't deliver a greater yield than the Treasury market.

Q. ARE THERE ANY POSITIONS IN THE FUND THAT PERFORMED BETTER THAN YOU EXPECTED IN THE PAST SEVERAL MONTHS?

A. The mortgage market in general has performed quite well. Over the past year, mortgages performed better than expected as interest rates declined. Toward the end of 1997, we lowered the percentage of mortgages in the Fund because they had been doing so well, and we might have missed some of the last bit of tightening and price increases that occurred in the mortgage market at that time. But by January of this year the mortgage market began to weaken, and we started to add back mortgages to get to a more neutral position, which for the Fund is about 80% to 85% mortgages.

Q.  WERE THERE ANY POSITIONS THAT DID NOT PERFORM AS WELL AS YOU HOPED?

A. The Fund probably held more cash than it should have. When the market rallied in the fourth quarter, 2% to 4% of the Fund was in cash. Over the last six months of 1997, three-month Treasury bills returned about 2.60%, and two-year Treasuries returned 3.71%. So being invested in securities paid off in the fourth quarter, and by holding cash, we were penalized. Going forward, we think the Fund needs to hold more in lower-coupon securities. As more of these adjustable-rate mortgages refinance into fixed-rate mortgages, we're going to see a lot more
   6 1/2% coupons in the benchmark universe. We'll buy those. We think they're a good value right now, and that's how we're building up our mortgage position.

Q. AS YOU LOOK AHEAD, WHAT CHANGES DO YOU SEE IN THE GENERAL ECONOMIC ENVIRONMENT OR YOUR MARKET, AND HOW ARE YOU POSITIONING THE FUND FOR THOSE CHANGES?

A. We think the economy will demonstrate a more moderate pace through the spring. As Fed Chairman Alan Greenspan said, we've felt the financial impact of Asia, but we haven't felt the economic impact yet. When that happens, we'll probably see lower economic growth numbers, which will create lower yields, and also higher prices. We would like to participate in that. As we get further into the year, and as long as the U.S. employment and income situation remains strong, interest rates, which should bottom out in the spring, will tend to rise.

/s/ D. Richard Smith
    D. Richard Smith
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Note to Shareholders: On January 2, 1998, D. Richard Smith succeeded
James J. Calmas as portfolio manager of the Fund. Mr. Smith joined MFS in 1993 as a portfolio manager and was promoted to Vice President -- Investments in 1995. A graduate of Vassar College, he holds an M.B.A. from Vanderbilt University.

  FUND FACTS

  OBJECTIVE:                    SEEKS PRIMARILY HIGH CURRENT INCOME AND,
                                SECONDARILY, PRESERVATION OF CAPITAL.
  COMMENCEMENT OF
  INVESTMENT OPERATIONS:        JANUARY 9, 1986

  CLASS INCEPTION:              CLASS A  JANUARY 9, 1986
                                CLASS B  SEPTEMBER 7, 1993
                                CLASS I  JANUARY 2, 1997

  SIZE:                         $879.7 MILLION NET ASSETS AS OF JANUARY 31, 1998

PERFORMANCE SUMMARY

Because mutual funds like MFS(R) Government Mortgage Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF JANUARY 31, 1998

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                           6 Months      1 Year      5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                      +3.75%      +9.01%      +35.66%      +102.49%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                    --        +9.01%      + 6.29%      +  7.31%
------------------------------------------------------------------------------------------------------------
SEC Results                                                    --        +3.82%      + 5.25%      +  6.79%
------------------------------------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                           6 Months      1 Year      5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                      +3.45%      +8.30%      +31.50%       +96.35%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                    --        +8.30%      + 5.63%       + 6.98%
------------------------------------------------------------------------------------------------------------
SEC Results                                                    --        +4.30%      + 5.32%       + 6.98%
------------------------------------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                           6 Months      1 Year      5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                      +3.75%      +9.18%      +35.92%      +102.87%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                    --        +9.18%      + 6.33%      +  7.33%
------------------------------------------------------------------------------------------------------------

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares ("I"), which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses attributable to A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule
12b-1 fees) of A for periods prior to the inception of I. Because operating expenses attributable to A are greater than those of I, I performance generally would have been higher than A performance. The A performance included within the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JANUARY 31, 1998

LARGEST SECTORS

                      Mortgage Backed              79.2%
                      U.S. Treasuries               9.0%
                      Other Agencies                7.4%
                      Cash                          4.4%

PORTFOLIO OF INVESTMENTS (Unaudited) -- January 31, 1998

Bonds - 94.7%
-------------------------------------------------------------------------------
                                          PRINCIPAL AMOUNT
ISSUER                                        (000 OMITTED)           VALUE
-------------------------------------------------------------------------------
U.S. Government Guaranteed - 86.1%
  Government National Mortgage Association - 74.5%
    GNMA, 6s, 2009 - 2013                          $ 19,898       $ 19,791,921
    GNMA, 6.5s, 2011 - 2099                          79,012         79,089,070
    GNMA, 7s, 2022 - 2027                           161,205        163,986,195
    GNMA, 7.5s, 2008 - 2026                         157,693        162,646,057
    GNMA, 8s, 2002 - 2026                           111,127        115,562,111
    GNMA, 9s, 2008 - 2022                            62,620         68,158,807
    GNMA, 9.5s, 2009 - 2019                           9,945         10,720,998
    GNMA, 10s, 2009 - 2019                           16,257         18,177,250
    GNMA, 11s, 2021                                  14,561         16,659,165
    GNMA, 12.5s, 2011                                   359            426,784
                                                                  ------------
                                                                  $655,218,358
-------------------------------------------------------------------------------
  Small Business Administration - 2.8%
    SBA, 8.05s, 2012                               $    129       $    140,209
    SBA, 8.75s, 2006                                     99            105,032
    SBA, 8.8s, 2011                                   2,788          3,082,316
    SBA, 8.85s, 2011                                 10,501         11,623,019
    SBA, 9.3s, 2010                                   3,140          3,504,294
    SBA, 9.7s, 2010                                   2,484          2,784,388
    SBA, 10s, 2009                                    2,827          3,177,557
                                                                  ------------
                                                                  $ 24,416,815
-------------------------------------------------------------------------------
  U.S. Treasury Obligations - 8.8%
    U.S. Treasury Notes, 6.375s, 2000              $ 15,000       $ 15,325,800
    U.S. Treasury Bonds, 13.125s, 2001               22,550         27,750,481
    U.S. Treasury Notes, 6.125s, 2007                18,000         18,795,960
    U.S. Treasury Bonds, 10.375s, 2012               11,800         15,872,888
                                                                  ------------
                                                                  $ 77,745,129
-------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                  $757,380,302
-------------------------------------------------------------------------------
U.S. Federal Agencies - 8.6%
  Federal Home Loan Mortgage Corporation - 0.1%
    FHLMC, 8.5s, 2009 - 2017                       $     39       $     40,868
    FHLMC, 9s, 2020 - 2099                              513            547,611
    FHLMC, 9.5s, 2013 - 2021                            260            278,039
                                                                  ------------
                                                                  $    866,518
-------------------------------------------------------------------------------
  Federal National Mortgage Association - 4.2%
    FNMA, 6.6s, 2007                               $  4,813       $  4,955,403
    FNMA, 6.695s, 2005                               10,000         10,115,625
    FNMA, 7.95s, 2005                                 6,290          6,698,850
    FNMA, 8s, 2017 - 2023                             1,101          1,141,497
    FNMA, 8.5s, 2004 - 2008                             262            274,499
    FNMA, 9s, 2002 - 2008                            12,984         13,694,006
                                                                  ------------
                                                                  $ 36,879,880
-------------------------------------------------------------------------------

  Financing Corporation - 4.0%
    FICO, 10.35s, 2018                             $ 23,965       $ 35,576,770
-------------------------------------------------------------------------------
  Other - 0.3%
    U.S. Department of Veteran Affairs,
      7.5s, 2013                                   $  2,601       $  2,644,949
-------------------------------------------------------------------------------
Total U.S. Federal Agencies                                       $ 75,968,117
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $816,658,560)                       $833,348,419
-------------------------------------------------------------------------------
Repurchase Agreement - 4.6%
-------------------------------------------------------------------------------
  Goldman Sachs, dated 1/30/98, due 2/02/98,
    total to be received $39,903,580 (secured
    by various U.S. Treasury and Federal
    Agency obligations in a jointly
    traded account), at cost                       $ 39,885       $ 39,885,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $856,543,560)                 $873,233,419
Other Assets, Less Liabilities - 0.7%                                6,450,440
-------------------------------------------------------------------------------
Net Assets - 100.0%                                               $879,683,859
-------------------------------------------------------------------------------
See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
JANUARY 31, 1998
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $856,543,560)       $873,233,419
  Cash                                                             872,637
  Receivable for Fund shares sold                                   62,452
  Interest receivable                                            8,016,861
  Receivable for investments sold                               32,371,069
  Other assets                                                       9,102
                                                              ------------
    Total assets                                              $914,565,540
                                                              ------------
Liabilities:
  Payable for investments purchased                           $ 33,313,471
  Payable for Fund shares reacquired                               943,888
  Payable to affiliates -
    Management fee                                                  21,677
    Shareholder servicing agent fee                                  5,419
    Distribution and service fees                                  200,886
    Administrative fee                                                 723
  Accrued expenses and other liabilities                           395,617
                                                              ------------
      Total liabilities                                       $ 34,881,681
                                                              ------------
Net assets                                                    $879,683,859
                                                              ------------

Net assets consist of:
  Paid-in capital                                             $986,069,136
  Unrealized appreciation on investments                        16,689,859
  Accumulated net realized loss on investments                (123,412,312)
  Accumulated undistributed net investment income                  337,176
                                                              ------------
      Total                                                   $879,683,859
                                                              ============
Shares of beneficial interest outstanding                     130,258,517
                                                              ============

Class A shares:
  Net asset value per share
    (net assets of $705,003,592 / 104,411,122 shares of
     beneficial interest outstanding)                           $6.75
                                                                =====
  Offering price per share (100 / 95.25 of net asset value
   per share)                                                   $7.09
                                                                =====

Class B shares:
  Net asset value and offering price per share
    (net assets of $174,614,245 / 25,837,606 shares of
     beneficial interest outstanding)                           $6.76
                                                                =====

Class I shares:
  Net asset value, offering price per share, and
    redemption price per share (net assets of
    $66,022 / 9,789 shares of beneficial interest
    outstanding)                                                $6.74
                                                                =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED JANUARY 31, 1998
------------------------------------------------------------------------------

Net investment income:
  Interest income                                                  $33,902,684
                                                                   -----------
  Expenses -
    Management fee                                                 $ 2,048,049
    Trustees' compensation                                              37,445
    Shareholder servicing agent fee                                    578,098
    Distribution and service fee (Class A)                             803,470
    Distribution and service fee (Class B)                           1,336,897
    Administrative fee                                                  60,611
    Custodian fee                                                      150,019
    Postage                                                             90,886
    Printing                                                            19,213
    Auditing fees                                                       16,265
    Legal fees                                                           2,501
    Miscellaneous                                                      289,331
                                                                   -----------
      Total expenses                                               $ 5,432,785
    Fees paid indirectly                                              (134,380)
                                                                   -----------
      Net expenses                                                 $ 5,298,405
                                                                   -----------
        Net investment income                                      $28,604,279
                                                                   -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ 1,913,421
    Futures contracts                                                 (387,898)
                                                                   -----------
      Net realized gain on investments                             $ 1,525,523
                                                                   -----------
  Change in unrealized appreciation -
    Investments                                                    $ 2,049,350
    Futures contracts                                                  618,945
                                                                   -----------
      Net unrealized gain on investments                           $ 2,668,295
                                                                   -----------
        Net realized and unrealized gain on investments            $ 4,193,818
                                                                   -----------
          Increase in net assets from operations                   $32,798,097
                                                                   ===========
See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
                                             SIX MONTHS ENDED        YEAR ENDED
                                              ANUARY 31, 1998     JULY 31, 1997
                                                  (UNAUDITED)
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                          $ 28,604,279    $   65,309,394
  Net realized gain (loss) on investments           1,525,523        (6,762,295)
  Net unrealized gain on investments                2,668,295        32,796,970
                                                 ------------    --------------
    Increase in net assets from operations       $ 32,798,097    $   91,344,069
                                                 ------------    --------------
Distributions declared to shareholders -
  From net investment income (Class A)           $(20,496,403)   $  (38,530,720)
  From net investment income (Class B)             (7,603,215)      (23,909,098)
  From net investment income (Class I)                 (3,421)           (5,224)
  Tax return of capital                                --            (1,201,681)
                                                 ------------    --------------
    Total distributions declared to
      shareholders                               $(28,103,039)   $  (63,646,723)
                                                 ------------    --------------
Net decrease in net assets from Fund
  share transactions                             $(64,703,259)   $ (181,974,208)
                                                 ------------    --------------
      Total decrease in net assets               $(60,008,201)   $ (154,276,862)
Net assets:
  At beginning of period                          939,692,060     1,093,968,922
                                                 ------------    --------------

At end of period (including accumulated
  undistributed (distributions in excess
  of) net investment income of $337,176
  and ($164,064), respectively)                  $879,683,859    $  939,692,060
                                                 ============    ==============
See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                               SIX MONTHS                                                        EIGHT MONTHS
                                                    ENDED                   YEAR ENDED JULY 31,                         ENDED
                                              JANUARY 31,       --------------------------------------------         JULY 31,
                                                     1998             1997             1996             1995             1994
                                              (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $ 6.72           $ 6.53           $ 6.65           $ 6.49           $ 6.85
                                                   ------           ------           ------           ------           ------
Income from investment operations# -
  Net investment income(S)                         $ 0.22           $ 0.44           $ 0.45           $ 0.45           $ 0.29
  Net realized and unrealized gain (loss)
    on investments                                   0.03             0.18            (0.14)            0.14            (0.36)
                                                   ------           ------           ------           ------           ------
      Total from investment operations             $ 0.25           $ 0.62           $ 0.31           $ 0.59           $(0.07)
                                                   ------           ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                       $(0.22)          $(0.42)          $(0.42)          $(0.42)          $(0.20)
  From paid in capital                               --               --               --               --              (0.09)
  From tax return capital                            --              (0.01)           (0.01)           (0.01)            --
                                                   ------           ------           ------           ------           ------
      Total distributions declared to
        shareholders                               $(0.22)          $(0.43)          $(0.43)          $(0.43)          $(0.29)
                                                   ------           ------           ------           ------           ------
Net asset value - end of period                    $ 6.75           $ 6.72           $ 6.53           $ 6.65           $ 6.49
                                                   ======           ======           ======           ======           ======
Total return(+)                                     3.75%++          9.90%            4.76%            9.60%          (1.51)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        0.98%+           1.09%            1.16%            1.25%            1.27%+
  Net investment income                             6.52%+           6.75%            6.75%            6.99%            6.46%+
Portfolio turnover                                    22%              33%              25%              87%              37%
Net assets at end of period (000,000
  omitted)                                           $705             $653             $541             $534             $424

  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser voluntarily waived a portion of its management fee and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                            --               --               --               --             $ 0.29
    Ratios (to average net assets):
      Expenses                                       --               --               --               --              1.28%+
      Net investment income                          --               --               --               --              6.45%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                1993           1992           1991          1990         1989         1988         1987
-------------------------------------------------------------------------------------------------------------------------------
                                    CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                             $ 6.82         $ 6.95         $ 7.01        $ 7.86       $ 7.82       $ 8.34       $ 9.82
                                     ------         ------         ------        ------       ------       ------       ------
Income from investment operations -
  Net investment income(S)           $ 0.34         $ 0.46         $ 0.48        $ 0.53       $ 0.59       $ 0.64       $ 0.75
  Net realized and unrealized
    gain (loss) on investments         0.20           0.09           0.25         (0.40)        0.48        (0.06)       (1.08)
                                     ------         ------         ------        ------       ------       ------       ------
      Total from investment
        operations                   $ 0.54         $ 0.55         $ 0.73        $ 0.13       $ 1.07       $ 0.58       $(0.33)
                                     ------         ------         ------        ------       ------       ------       ------

Less distributions declared to
  shareholders -
  From net investment income         $(0.47)        $(0.42)        $(0.44)       $(0.49)      $(0.58)      $(0.64)      $(0.82)
  In excess of net realized
    gain on investments               (0.04)          --             --            --           --           --          (0.01)
  From paid in capital                 --            (0.26)         (0.35)        (0.49)       (0.45)       (0.46)       (0.32)
                                     ------         ------         ------        ------       ------       ------       ------
      Total distributions
        declared to shareholders     $(0.51)        $(0.68)        $(0.79)       $(0.98)      $(1.03)      $(1.10)      $(1.15)
                                     ------         ------         ------        ------       ------       ------       ------
Net asset value - end of period      $ 6.85         $ 6.82         $ 6.95        $ 7.01       $ 7.86       $ 7.82       $ 8.34
                                     ======         ======         ======        ======       ======       ======       ======
Total return(+)                       8.11%          8.25%         11.00%         2.05%       14.72%        7.39%      (3.37)%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses                            1.38%          1.42%          1.44%         1.40%        1.37%        1.38%        1.34%
  Net investment income               6.30%          6.57%          6.91%         7.29%        7.57%        7.88%        8.34%
Portfolio turnover                     167%           484%           731%          507%         489%         285%         212%
Net assets at end of period
 (000,000 omitted)                     $522           $715           $886        $1,068       $1,380       $1,295       $1,129

(+) Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
    October 1, 1989). If the charge had been included, the results would have been lower.
(S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income            $ 0.34           --             --            --           --           --           --
    Ratios (to average net assets):
      Expenses                        1.46%           --             --            --           --           --           --
      Net investment income           6.22%           --             --            --           --           --           --

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights -- continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       EIGHT
                                   SIX MONTHS                 YEAR ENDED JULY 31,                     MONTHS            PERIOD
                                        ENDED                                                          ENDED             ENDED
                                  JANUARY 31,       -----------------------------------------       JULY 31,      NOVEMBER 30,
                                         1998            1997            1996            1995           1994            1993**
                                  (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                      CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                               $ 6.72          $ 6.53          $ 6.65          $ 6.49         $ 6.84            $ 6.97
                                       ------          ------          ------          ------         ------            ------
Income from investment operations# -
  Net investment income(S)             $ 0.20          $ 0.40          $ 0.40          $ 0.41         $ 0.26            $ 0.38
  Net realized and unrealized
    gain (loss) on investments           0.03            0.17           (0.13)           0.14          (0.35)            (0.44)
                                       ------          ------          ------          ------         ------            ------
      Total from investment
        operations                     $ 0.23          $ 0.57          $ 0.27          $ 0.55         $(0.09)           $(0.06)
                                       ------          ------          ------          ------         ------            ------
Less distributions declared to
  shareholders -
  From net investment income           $(0.19)         $(0.37)         $(0.38)         $(0.38)        $(0.18)           $(0.07)
  From paid in capital                   --              --              --              --            (0.08)             --
  From tax return of capital             --             (0.01)          (0.01)          (0.01)          --                --
                                       ------          ------          ------          ------         ------            ------
      Total distributions
        declared to shareholders       $(0.19)         $(0.38)         $(0.39)         $(0.39)        $(0.26)           $(0.07)
                                       ------          ------          ------          ------         ------            ------
Net asset value - end of period        $ 6.76          $ 6.72          $ 6.53          $ 6.65         $ 6.49            $ 6.84
                                       ======          ======          ======          ======         ======            ======
Total return                            3.45%++         9.09%           3.98%           8.81%        (1.97)%++         (3.91)%++
Ratios (to average net assets)/
 Supplemental data(S):
   Expenses##                           1.73%+          1.78%           1.87%           1.96%          1.94%+            1.87%+
   Net investment income                5.72%+          6.02%           6.01%           6.28%          5.80%+            5.92%+
Portfolio turnover                        22%             33%             25%             87%            37%              167%
Net assets at end of period
  (000,000 omitted)                      $175            $286            $553            $812         $1,229            $1,628

 ** For the period from the inception of Class B, September 7, 1993, through November 30, 1993.
  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                --              --              --              --           $ 0.26            $ 0.38
    Ratios (to average net assets):
      Expenses                           --              --              --              --            1.94%+            1.94%+
      Net investment income              --              --              --              --            5.80%+            5.85%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued
Financial Highlights -- continued
-----------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS
                                                                         ENDED           PERIOD ENDED
                                                                   JANUARY 31,               JULY 31,
                                                                          1998                1997***
                                                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------
                                                                       CLASS I
-----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $ 6.72                 $ 6.59
                                                                        ------                 ------
Income from investment operations# -
  Net investment income                                                 $ 0.22                 $ 0.31
  Net realized and unrealized gain (loss) on investments                  0.03                   0.09
                                                                        ------                 ------
      Total from investment operations                                  $ 0.25                 $ 0.40
                                                                        ------                 ------
Less distributions declared to shareholders -
  From net investment income                                            $(0.23)                $(0.26)
  From tax return of capital                                               --                   (0.01)
                                                                        ------                 ------
      Total distributions declared to shareholders                      $(0.23)                $(0.27)
                                                                        ------                 ------
Net asset value - end of period                                         $ 6.74                 $ 6.72
                                                                        ======                 ======
Total return                                                             3.75%++                6.19%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             0.73%+                 0.73%+
  Net investment income                                                  6.72%+                 7.06%+
Portfolio turnover                                                         22%                    33%
Net assets at end of period (000 omitted)                                  $66                   $113

*** For the period from the inception of Class I, January 2, 1997, through July 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Government Mortgage Fund (the Fund) is a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

At July 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of ($124,022,705) which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on July 31, 1998, ($81,836,532), July 31, 2002, ($5,628,534), July 31, 2003, ($4,604,728), July 31, 2004, ($30,095,607), and
July 31, 2005, ($1,857,304).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.45% of average daily net assets.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $16,185 for the period ended January 31, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received approximately $8,800 for the period ended January 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. Payment of the 0.10% per annum Class A distribution fee has been suspended indefinitely, and will only be implemented on such date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $140,742 for the period ended January 31, 1998. Fees incurred under the distribution plan during the period ended January 31, 1998, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $65,578 for Class B shares, for the period ended January 31, 1998. Fees incurred under the distribution plan during the period ended January 31, 1998, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended January 31, 1998, were $10 and $63,476 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the Fund's average daily net assets at an effective rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                         PURCHASES                     SALES
------------------------------------------------------------------------------

U.S. government securities             $187,062,129              $295,817,543
                                       ------------              ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $856,543,560
                                                                  -----------

Gross unrealized appreciation                                    $ 23,676,712
Gross unrealized depreciation                                      (6,986,853)
                                                                  -----------

    Net unrealized appreciation                                  $ 16,689,859
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                      PERIOD ENDED JANUARY 31, 1998           YEAR ENDED JANUARY 31, 1997
                                -----------------------------------   -----------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                          13,992,276       $  94,106,397        33,238,157       $ 218,654,931
Shares issued to shareholders
  in reinvestment of
  distributions                       1,429,419           9,521,054         2,705,877          17,720,451
Shares transferred to class I              --                  --             (24,043)           (157,482)
Shares reacquired                    (8,265,511)        (55,227,661)      (21,505,030)       (141,474,917)
                                     ----------       -------------       -----------       -------------
    Net increase                      7,156,184       $  48,399,790        14,414,961       $  94,742,983
                                     ==========       =============       ===========       =============

Class B Shares
                                      PERIOD ENDED JANUARY 31, 1998           YEAR ENDED JANUARY 31, 1997
                                -----------------------------------   -----------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             701,495       $   4,702,072        17,769,251       $ 115,849,711
Shares issued to shareholders
  in reinvestment of
  distributions                         605,605           4,037,936         1,901,265          12,464,920
Shares reacquired                   (18,115,634)       (121,795,797)      (61,776,157)       (406,143,501)
                                     ----------       -------------       -----------       -------------
    Net decrease                    (16,808,534)      $(113,055,789)      (42,105,641)      $(276,828,870)
                                     ==========       =============       ===========       =============

Class I Shares
                                      PERIOD ENDED JANUARY 31, 1998           YEAR ENDED JANUARY 31, 1997*
                                -----------------------------------   -----------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                 693       $       4,649             3,157           $  21,994
Shares issued to shareholders
  in reinvestment of
  distributions                             482               3,208               812               5,325
Shares transferred to class I              --                  --              24,043             157,482
Shares reacquired                        (8,268)            (55,117)          (11,160)            (73,122)
                                     ----------       -------------       -----------       -------------
    Net increase (decrease)              (7,093)      $     (47,260)           16,882          $  111,679
                                     ==========       =============       ===========       =============

* For the period from the inception of Class I, January 2, 1997, through July 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended January 31, 1998, was $1,418.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At January 31, 1998, the Fund had no open futures contracts.



                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) GOVERNMENT MORTGAGE FUND

TRUSTEES                                        CUSTODIAN
Richard B. Bailey* - Private Investor;          State Street Bank and Trust Company

Former Chairman and Director (until 1991),      INVESTOR INFORMATION
MFS Investment Management
                                                For MFS stock and bond market outlooks, call
Peter G. Harwood - Private Investor             toll free: 1-800-637-4458 anytime from a
                                                touch-tone telephone.
J. Atwood Ives - Chairman and Chief
Executive Officer, Eastern Enterprises          For information on MFS mutual funds, call
                                                your financial adviser or, for an
Lawrence T. Perera - Partner, Hemenway          information kit, call toll free:
& Barnes                                        1-800-637-2929 any business day from 9 a.m.
                                                to 5 p.m. Eastern time (or leave a message
William J. Poorvu - Adjunct Professor,          anytime).
Harvard University Graduate School of
Business Administration                         INVESTOR SERVICE
                                                MFS Service Center, Inc.
Charles W. Schmidt - Private Investor           P.O. Box 2281
                                                Boston, MA 02107-9906
Arnold D. Scott* - Senior Executive Vice        For general information, call toll free:
President, Director, and Secretary, MFS         1-800-225-2606 any business day from
Investment Management                           8 a.m. to 8 p.m. Eastern time.

Jeffrey L. Shames* - Chairman, Chief            For service to speech- or hearing-impaired,
Executive Officer, and Director, MFS            call toll free: 1-800-637-6576 any business
Investment Management                           day from 9 a.m. to 5 p.m. Eastern time. (To
                                                use this service, your phone must be
Elaine R. Smith - Independent Consultant        equipped with a Telecommunications Device
                                                for the Deaf.)
David B. Stone - Chairman, North American
Management Corp. (investment advisers)          For share prices, account balances, and
                                                exchanges, call toll free: 1-800-MFS-TALK
INVESTMENT ADVISER                              (1-800-637-8255) anytime from a touch-tone
Massachusetts Financial Services Company        telephone.
500 Boylston Street
Boston, MA 02116-3741                           WORLD WIDE WEB
                                                www.mfs.com
DISTRIBUTOR
MFS Fund Distributors, Inc.                     [Dalbar logo] For the fourth year in a row,
500 Boylston Street                             MFS earned a #1 ranking in the DALBAR, Inc.
Boston, MA 02116-3741                           Broker/Dealer Survey, Main Office Operations
                                                Service Quality Category. The firm achieved a
PORTFOLIO MANAGER                               3.42 overall score on a scale of 1 to 4 in
D. Richard Smith*                               the 1997 survey. A total of 111 firms
                                                responded, offering input on the quality of
TREASURER                                       service they received from 29 mutual fund
W. Thomas London*                               companies nationwide. The survey contained
                                                questions about service quality in 11
ASSISTANT TREASURERS                            categories, including "knowledge of
Mark E. Bradley*                                operations contact," "keeping you informed,"
Ellen Moynihan*                                 and "ease of doing business" with the firm.
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*



*Affiliated with the Investment Adviser
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MFS(R) GOVERNMENT MORTGAGE FUND                                 ----------------
                                                                   Bulk Rate
                                                                  U.S. Postage
                                                                      Paid
                                                                      MFS
                                                                ----------------
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INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

500 Boylston Street
Boston, MA 02116-3741

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TOP-RATED SERVICE



(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                     MGM-3 3/98  89M  31/231/831